SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 9, 1998


                       Consolidated Technology Group Ltd.
             (Exact name of Registrant as Specified in its Charter)


          Delaware                      0-4186                 13-1948169
(State or other jurisdiction     (Commission File No.)     (IRS Employer
     of incorporation)                                      Identification No.)


                160 Broadway, Suite 901, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500

Item 5.  Other Events.

         On March 9, 1998, the United States District Court for the Southern District of New York vacated the temporary restraining order issued on February 24, 1998, in the action (the "Action") captioned Grino Corporation, LLC and SMACS Holding Corp., individually and as shareholders of and in the right of Consolidated Technology Group Ltd. v. Consolidated Technology Group Ltd., SIS Capital Corp., Lewis S. Schiller, Norman J. Hoskin, E. Gerald Kay and Grazyna B. Wnuk. The Action is described in the Form 8-K of Consolidated Technology Group Ltd. having a Date of Report of February 23, 1998.

         The Court vacated the temporary restraining order because, inter alia, it did not appear that the plaintiffs had a likelihood of success in the ultimate action, particularly with respect to the alleged 10b-5 claim.

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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSOLIDATED TECHNOLOGY GROUP LTD.


                                       By:/S/_________________________________
Date: March 10, 1998                      Lewis S. Schiller
      --------------                      Chairman and Chief Executive Officer




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